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                                                                      EXHIBIT 99

                                  CERTIFICATION


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended June 28, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 9, 2002                      /S/ STEVEN P. HANSON
                                           --------------------
                                           Steven P. Hanson
                                           President and Chief Executive Officer



Dated: August 9, 2002                      /S/ JOHN T. KURTZWEIL
                                           ---------------------
                                           John T. Kurtzweil
                                           Senior Vice President and
                                           Chief Financial Officer